Exhibit 10.2

                                     FORM OF
                          NOTICE OF STOCK OPTION GRANT




Mr. Gary L. Hess
34 La Cresta Drive
Petaluma, CA  94952-2462


You have been granted an option to purchase Common Stock of SonomaWest Holdings, Inc., a California corporation (the "Company") as follows:

       Grant Number                              100

       Date of Grant                             May 1, 1996

       Option Price Per Share                    $5.00

       Total Number of Shares Granted            9,474

       Total Price Of Shares Granted             $47,370.00

       Type of Option                            [ ] Incentive Stock Option
                                                 [X] Non-Qualified Stock Option

       Term/Expiration Date                      January 31, 2004


Exercise Schedule
-----------------

This Option may be exercised in whole or in part, in accordance with the following vesting schedule:


Vesting Schedule
----------------

This Option is fully vested.


By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the SonomaWest Holdings 1996, Stock Option Plan and the Stock Option Agreement, all of which are attached and made a part of this document.


OPTIONEE:                                        SONOMAWEST HOLDINGS, INC.


                                                 By:
--------------------------                          --------------------------
Signature                                           Roger S. Mertz
                                                    Chairman of the Board



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1 The 9,474 shares represented by this Notice of Stock Option Grant represent the unexercised portion of the 89,474 shares which were subject to the Option Grant dated May 1, 1996.